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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-02653

BNY Mellon Municipal Bond Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/2020

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Municipal Bond Fund

ANNUAL REPORT August 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Municipal Bond Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Municipal Bond Fund, covering the 12-month period from September 1, 2019 through August 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Early in the reporting period, positive investor sentiment fueled an equity rally. Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects. As the calendar year turned over, this optimism turned to concern, as COVID-19 began to spread across China, adjacent areas of the Pacific Rim and parts of Europe. When the virus spread throughout the U.S. in March 2020, stocks began to show signs of volatility and posted historic losses during the month. Investor angst over the possible economic impact of a widespread quarantine worked to depress equity valuations. Global central banks and governments worked to enact emergency stimulus measures to support their respective economies and equity valuations began to rebound, trending upward for the remainder of the period.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued and Treasury rates fell significantly. March 2020 brought extreme volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package; many governments and central banks around the globe followed suit. At their meeting in August 2020, the Fed confirmed their commitment to a “lower-for-longer” rate policy.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19. However, we are confident that ongoing central bank and government policy responses can continue to support economic progress. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
September 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2019 through August 31, 2020, as provided by Daniel Marques and Daniel Rabasco, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon Municipal Bond Fund achieved a total return of 2.05%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), produced a total return of 3.24%.2

Municipal bonds generally produced positive total returns over the reporting period due to favorable supply-demand dynamics, solid fundamentals and support by Federal Reserve (the “Fed”) policy. The fund lagged the Index, due to security selection and asset allocation.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax. The fund invests at least 75% of its assets in municipal bonds rated A or higher or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. The fund may invest up to 25% of its assets in municipal bonds rated below A or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc., including bonds rated below investment grade quality (“high-yield” or “junk” bonds). The dollar-weighted average maturity of the fund’s portfolio is not restricted, but normally exceeds 10 years.

We focus on identifying undervalued sectors and securities and minimize the use of interest-rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by:

Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities, and to exploit pricing inefficiencies in the municipal bond market.

Actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Volatility Recedes amid Policy Support and Economic Recovery

The municipal bond market experienced unprecedented volatility during the reporting period, as the COVID-19 virus spread, and government shutdowns caused the economy to slow dramatically. Yields on municipal bonds had reached record lows when the pandemic hit, but large outflows from municipal bond mutual funds, combined with illiquidity, caused yields to soar before the market recovered later in the reporting period.

Late in 2019, the municipal bond market continued to benefit from robust demand that resulted at least in part from strong interest from investors in states with high income-tax rates. These investors have moved increasingly into municipal bonds as a way to shelter income from federal income taxes, which rose as a result of the cap on the federal deductibility of state and local taxes in the Tax Cuts and Jobs Act of 2017.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

When the likely impact of the pandemic became clear, the Federal Reserve (the “Fed”) made two emergency cuts in the federal funds rate in March 2020, adding to two rate reductions late in 2019 and bringing the target rate to 0.00-0.25%. The Fed also launched a $500 billion Municipal Liquidity Facility to purchase short-term municipal securities. This, combined with the $2 trillion Coronavirus Assistance, Relief, and Economic Security (CARES) Act, dramatically changed investor sentiment, which helped the municipal bond market to bounce back relatively quickly.

From the perspective of supply and demand, new issuance dried up during the height of the crisis in the first quarter of 2020. But with the market rebound in the second quarter, issuance rebounded as well, as issuers sought to take advantage of record-low funding costs. As in 2019, much of the new issuance was in taxable bonds. Tax-exempt issuance may have been inhibited by the absence of advance refunding, which was eliminated by the Tax Cuts and Jobs Act of 2017. In the past, advance refunding allowed issuers to replace higher-yielding, tax-exempt debt with lower-yielding, tax-exempt debt. Without the advance refunding, some entities have taken advantage of low yields by issuing taxable debt instead of tax-exempt debt.

Given the pandemic and its economic fallout, general obligation bonds outperformed revenue bonds during the period, and AAA and AA rated bonds outperformed A and BBB rated bonds. In addition, the investment grade market outperformed the high-yield market, and shorter-term issues performed better than longer issues.

Generally, fundamentals in the municipal bond market were healthy prior to the pandemic, as steady economic growth supported tax revenues, fiscal balances and “rainy day” funds. But with government shutdowns in place, sales and income tax revenues plummeted, creating some concerns about credit quality.

Security Selection and Asset Allocation Drove Performance

The fund underperformed the Index during the reporting period, primarily due to security selection in the special tax, transportation and hospital sectors. Positions in bonds issued by facilities in Baltimore, Maryland, Birmingham, Alabama, and the state of Washington were particularly disadvantageous. An overweight position to the revenue bond sector also hindered performance slightly.

On the positive side, security selection was favorable in certain segments. Selections in tobacco, utilities, and water & sewer were particularly beneficial. Maintaining a long duration versus the Index also proved to be advantageous. The fund did not employ derivatives during the reporting period.

A Focus on Fundamentals and Yield

We remain constructive on the municipal bond market as a whole, but we are cautious on the credit sector. We believe that state and local governments have the tools to manage through the current economic difficulties, including reducing service, raising tax rates and delaying projects. Nevertheless, we believe there will be downgrades, but widespread defaults are unlikely. Fundamental analysis will be key during this period, as will diversification.

In addition, the market may experience increased volatility in the near term, arising from the ongoing pandemic, the uncertainty about an additional stimulus package and the presidential election. The Fed’s Municipal Liquidity Facility will provide support over the short term, as will the CARES Act. We expect fund flows to be positive, but we will continue to monitor the effects of supply and demand factors on the market. We will continue to maintain a slightly longer duration versus the Index in the coming months in order to enhance yields. Credit spreads have tightened, though not to pre-COVID-19 levels, so we remain somewhat cautious about reaching for yield.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the USD-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High-yield bond funds are subject to increased credit and liquidity risk compared with higher-quality bond funds. Below investment grade bonds are considered speculative as to the continuing ability of an issuer to make interest payments and repay principal.

Auction-rate securities include preferred shares of closed-end funds, long-term debt issued by municipalities and many other taxable and tax-exempt issuers. The dividend rates on these securities generally reset through bank-managed auctions periodically, including periods ranging from 7 days to 35 days.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon Municipal Bond Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in BNY Mellon Municipal Bond Fund on 8/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses. The Index unlike the fund, covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/2020
	1 Year	5 Years	10 Years
Fund	2.05%	3.65%	3.78%
Bloomberg Barclays U.S. Municipal Bond Index	3.24%	3.99%	3.98%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us or the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Municipal Bond Fund from March 1, 2020 to August 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2020

Expense paid per $1,000†	$3.60
Ending value (after expenses)	$989.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2020

Expense paid per $1,000†	$3.66
Ending value (after expenses)	$1,021.52
† Expenses are equal to the fund’s annualized expense ratio of .72%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
August 31, 2020

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .3%
Collateralized Municipal-Backed Securities - .3%
Arizona Industrial Development Authority, Revenue Bonds, Ser. 2019-2 (cost $3,788,071)	3.63	5/20/2033	3,451,262		3,603,428

Long-Term Municipal Investments - 99.6%
Alabama - 4.9%
Birmingham-Jefferson Civic Center Authority, Special Tax Bonds, Ser. B	5.00	7/1/2043	7,500,000		7,464,075
Black Belt Energy Gas District, Revenue Bonds (Project No. 5) Ser. A1	4.00	10/1/2026	1,000,000		1,163,800
Black Belt Energy Gas District, Revenue Bonds, Ser. B1, 1 Month LIBOR x.67 +.90%	1.00	12/1/2023	5,000,000	[a]	4,981,400
Jefferson County, Revenue Bonds, Refunding	5.00	9/15/2035	2,500,000		3,035,975
Jefferson County, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	0/6.60	10/1/2042	20,000,000	[b]	19,648,200
The Lower Alabama Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2025	5,000,000		5,748,200
The Lower Alabama Gas District, Revenue Bonds, Ser. A	5.00	9/1/2028	3,300,000		4,163,181
The Southeast Alabama Gas Supply District, Revenue Bonds (Project No. 2) Ser. A	4.00	6/1/2024	7,960,000		8,816,416
University of Alabama at Birmingham, Revenue Bonds, Ser. B	4.00	10/1/2035	4,005,000		4,802,436
				59,823,683
Arizona - 1.8%
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2044	1,975,000		2,390,461
Glendale Industrial Development Authority, Revenue Bonds, Refunding (Sun Health Services Obligated Group) Ser. A	5.00	11/15/2054	4,000,000		4,475,960
Glendale Industrial Development Authority, Revenue Bonds, Refunding (Sun Health Services Obligated Group) Ser. A	5.00	11/15/2048	1,500,000		1,688,460

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Arizona - 1.8% (continued)
La Paz County Industrial Development Authority, Revenue Bonds (Charter School Solutions) Ser. A	5.00	2/15/2046	1,500,000	[c]	1,617,060
Maricopa County Industrial Development Authority, Revenue Bonds (Banner Health Obligated Group) Ser. A	5.00	1/1/2041	2,500,000		3,016,975
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group)	5.00	1/1/2031	1,750,000		2,136,050
Phoenix Civic Improvement Corp., Revenue Bonds, Ser. B	4.00	7/1/2044	2,000,000		2,213,720
The Pima County Industrial Development Authority, Revenue Bonds (Tucson Electric Power Co.) Ser. A	5.25	10/1/2040	4,185,000		4,196,132
				21,734,818
California - 7.5%
California, GO	5.00	10/1/2030	8,000,000		10,600,480
California, GO, Refunding	5.00	4/1/2033	7,900,000		10,346,077
California, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.25	8/1/2032	5,500,000		7,887,110
California County Tobacco Securitization Agency, Revenue Bonds, Refunding	5.00	6/1/2034	5,295,000		5,515,166
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Sutter Health Obligated Group) Ser. B	5.00	11/15/2046	6,750,000		7,942,320
California Public Works Board, Revenue Bonds (Various Capital Projects) Ser. I	5.00	11/1/2038	2,500,000		2,822,425
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.25	12/1/2048	1,800,000	[c]	1,959,102
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2028	3,265,000		4,038,119
Jefferson Union High School District, COP (Teacher & Staff Housing Project) (Insured; Build America Mutual)	4.00	8/1/2050	3,255,000		3,758,744
Los Angeles Department of Airports, Revenue Bonds, Ser. A	5.00	5/15/2033	5,000,000		5,493,250

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
California - 7.5% (continued)
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2043	6,000,000	6,510,300
San Francisco City & County Airport Commission, Revenue Bonds, Refunding (San Francisco International Airport) Ser. B	5.00	5/1/2041	12,500,000	14,518,500
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. E	5.00	5/1/2050	3,500,000	4,220,965
University of California Regents Medical Center, Revenue Bonds, Refunding, Ser. J	5.00	5/15/2043	5,000,000	5,495,150
				91,107,708
Colorado - 4.7%
Colorado Health Facilities Authority, Revenue Bonds (Covenant Retirement Communities Obligated Group)	5.00	12/1/2048	6,000,000	6,565,440
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Adventist Health System Obligated Group)	5.00	11/19/2026	5,000,000	6,283,150
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. A	5.00	8/1/2044	3,500,000	4,220,720
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Sisters of Charity of Leavenworth Health System Obligated Group) Ser. A	4.00	1/1/2036	5,000,000	5,872,350
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2031	2,000,000	2,500,740
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2048	5,000,000	5,969,250
Denver City & County Airport System, Revenue Bonds, Ser. A	5.25	11/15/2043	6,000,000	6,593,940
Denver City & County Airport System, Revenue Bonds, Ser. A	5.50	11/15/2027	6,000,000	6,820,260
Denver City & County School District No. 1, GO (Insured; State Aid Withholding) Ser. A	5.50	12/1/2041	1,550,000	1,968,748
Denver Convention Center Hotel Authority, Revenue Bonds, Refunding	5.00	12/1/2036	1,315,000	1,405,354

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Colorado - 4.7% (continued)
Denver Convention Center Hotel Authority, Revenue Bonds, Refunding	5.00	12/1/2027	3,860,000	4,214,541
Dominion Water & Sanitation District, Revenue Bonds	5.75	12/1/2036	3,500,000	3,652,425
Dominion Water & Sanitation District, Revenue Bonds	6.00	12/1/2046	490,000	511,712
				56,578,630
Connecticut - 2.7%
Connecticut, GO, Ser. A	5.00	10/15/2025	10,600,000	12,039,480
Connecticut, GO, Ser. C	5.00	6/15/2035	1,000,000	1,245,890
Connecticut, GO, Ser. C	5.00	6/15/2034	1,020,000	1,275,367
Connecticut, Revenue Bonds, Ser. A	5.00	9/1/2033	6,000,000	6,939,540
Connecticut, Revenue Bonds, Ser. A	5.00	10/1/2029	2,500,000	2,828,975
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. C1	3.25	5/15/2044	2,500,000	2,765,725
The Metropolitan District, Revenue Bonds, Refunding (Green Bond) Ser. A	5.00	11/1/2034	5,025,000	5,803,171
				32,898,148
District of Columbia - 1.4%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding	5.00	10/1/2035	2,000,000	2,421,920
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2035	2,000,000	2,365,540
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2038	4,000,000	4,883,840
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2031	1,500,000	1,905,555
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2028	4,000,000	4,325,600
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2049	1,000,000	1,098,850
				17,001,305
Florida - 5.6%
Broward County Airport System, Revenue Bonds	5.00	10/1/2047	5,000,000	5,809,800
Broward County School District, COP, Refunding, Ser. A	5.00	7/1/2027	4,900,000	6,173,755

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Florida - 5.6% (continued)
Central Florida Expressway Authority, Revenue Bonds, Refunding	5.00	7/1/2038	2,500,000		3,056,550
Escambia County, Revenue Bonds	5.00	10/1/2046	5,000,000		6,015,000
Gainesville Utilities System, Revenue Bonds, Ser. A	5.00	10/1/2037	2,000,000		2,491,140
Jacksonville, Revenue Bonds, Refunding (Brooks Rehabilitation Project)	4.00	11/1/2045	3,000,000		3,365,640
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding	5.00	2/1/2035	1,500,000		1,706,475
Miami Beach Stormwater, Revenue Bonds, Refunding	5.00	9/1/2047	7,000,000		7,572,320
Orlando Utilities Commission, Revenue Bonds (Series 2018 Project) Ser. A	5.00	10/1/2038	3,000,000		3,722,820
Palm Beach County Health Facilities Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2045	11,500,000		13,136,105
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)	4.00	8/15/2049	4,760,000		5,366,186
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)	5.00	8/15/2039	1,000,000		1,244,270
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)	5.00	8/15/2038	1,200,000		1,497,408
Sunshine Skyway Bridge, Revenue Bonds, Ser. A	4.00	7/1/2035	5,875,000		6,995,891
				68,153,360
Georgia - 4.1%
Atlanta Airport Passenger Facility Charge, Revenue Bonds, Ser. C	5.00	7/1/2040	8,555,000		10,775,108
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	5.00	1/1/2039	1,000,000		1,234,230
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Project No. 1) Ser. A	5.00	1/1/2028	8,400,000		10,290,000
Main Street Natural Gas, Revenue Bonds, Ser. B, 1 Month LIBOR x.67 +.75%	0.85	9/1/2023	7,500,000	[a]	7,491,375

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Georgia - 4.1% (continued)
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	9/1/2026	9,000,000	10,488,600
Private Colleges & Universities Authority, Revenue Bonds, Refunding (Emory University) Ser. A	5.00	10/1/2043	8,875,000	9,872,905
				50,152,218
Hawaii - .6%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2043	5,000,000	5,928,700
Honolulu City & County, GO, Ser. C	4.00	7/1/2041	1,000,000	1,196,430
				7,125,130
Idaho - .6%
Power County Industrial Development Corp., Revenue Bonds (FMC Corp. Project)	6.45	8/1/2032	7,625,000	7,662,515
Illinois - 9.6%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2035	1,000,000	1,210,000
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2034	1,000,000	1,214,880
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	12/1/2030	1,500,000	1,857,840
Chicago Board of Education, Revenue Bonds	5.00	4/1/2042	2,500,000	2,762,925
Chicago II Waterworks, Revenue Bonds	5.00	11/1/2028	7,200,000	8,664,768
Chicago II Waterworks, Revenue Bonds (Second Lien Project)	5.00	11/1/2027	2,695,000	3,082,730
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2029	6,185,000	7,165,137
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2048	3,500,000	4,130,280
Chicago Park District, GO, Refunding, Ser. B	5.00	1/1/2027	3,000,000	3,280,080
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2055	2,500,000	2,987,800
Cook County II, Revenue Bonds, Refunding	5.00	11/15/2036	7,000,000	8,348,620
Greater Chicago Metropolitan Water Reclamation District, GO (Green Bond) Ser. A	5.00	12/1/2044	5,000,000	5,639,450

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Illinois - 9.6% (continued)
Illinois, Revenue Bonds (Insured; Build America Mutual) Ser. A	5.00	6/15/2032	4,325,000	5,118,637
Illinois, Revenue Bonds, Refunding	5.00	6/15/2024	5,000,000	5,476,850
Illinois Finance Authority, Revenue Bonds (University of Illinois At Urbana-Champaign Project)	5.00	10/1/2044	1,100,000	1,318,977
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. A	5.00	11/15/2045	2,500,000	2,840,450
Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago) Ser. A	4.00	4/1/2050	6,000,000	6,958,440
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	6.00	7/1/2043	3,250,000	3,605,453
Illinois Municipal Electric Agency, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2032	5,000,000	5,915,400
Illinois Toll Highway Authority, Revenue Bonds, Ser. B	5.00	1/1/2036	1,500,000	1,776,690
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) Ser. A	5.00	6/15/2042	13,090,000	13,504,953
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	5.00	6/15/2050	1,000,000	1,127,190
Northern Illinois University, Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. B	4.00	4/1/2036	650,000	736,138
Railsplitter Tobacco Settlement Authority, Revenue Bonds	5.00	6/1/2026	4,290,000	5,267,176
Sales Tax Securitization Corp., Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. A	4.00	1/1/2040	6,175,000	6,796,020
University of Illinois, Revenue Bonds, Refunding (Auxiliary Facilities System) Ser. A	5.00	4/1/2027	5,000,000	5,494,100
				116,280,984
Indiana - 1.5%
Indiana Finance Authority, Revenue Bonds, Refunding (Community Health Network Obligated Group) Ser. A	5.00	5/1/2042	12,460,000	13,465,771
Indiana Municipal Power Agency, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2037	2,500,000	2,974,625

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Indiana - 1.5% (continued)
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds, Refunding, Ser. A1	5.00	1/1/2026	2,000,000	2,381,380
				18,821,776
Iowa - .8%
Iowa Finance Authority, Revenue Bonds (Genesis Health System Obligated Group)	5.00	7/1/2025	5,910,000	6,606,848
Iowa Finance Authority, Revenue Bonds, Refunding, Ser. E	5.00	8/15/2032	2,500,000	2,933,950
				9,540,798
Kentucky - 2.6%
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	4/1/2024	2,780,000	3,091,416
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	4/1/2024	1,040,000	1,148,472
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	6/1/2026	4,500,000	5,228,280
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	19,625,000	22,063,406
				31,531,574
Louisiana - 3.6%
East Baton Rouge Sewerage Commission, Revenue Bonds, Refunding, Ser. B	5.00	2/1/2025	8,000,000	[d] 9,643,520
Lafayette Utilities, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	11/1/2044	1,500,000	1,863,900
Louisiana Public Facilities Authority, Revenue Bonds (Franciscan Missionaries of Our Lady Health System Obligated Group) Ser. A	5.00	7/1/2047	4,250,000	4,963,235
New Orleans Aviation Board, Revenue Bonds, Refunding (Consolidated Rental Car Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2037	1,750,000	2,089,343
New Orleans Aviation Board, Revenue Bonds, Ser. B	5.00	1/1/2045	5,000,000	5,568,450
New Orleans Aviation Board, Revenue Bonds, Ser. B	5.00	1/1/2040	7,825,000	8,772,999
St. John the Baptist Parish, Revenue Bonds, Refunding (Marathon Oil Corp.)	2.20	7/1/2026	1,000,000	1,004,900

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Louisiana - 3.6% (continued)
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	5/15/2035	9,140,000	9,856,759
				43,763,106
Maine - .4%
Maine Health & Higher Educational Facilities Authority, Revenue Bonds (Maine General Medical Center Obligated Group)	7.50	7/1/2032	5,000,000	5,171,750
Maryland - .8%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (MedStar Health Obligated Group)	5.00	8/15/2038	4,000,000	4,547,680
Maryland Transportation Authority, Revenue Bonds	5.00	6/1/2029	4,360,000	5,457,717
				10,005,397
Massachusetts - .9%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2044	1,000,000	1,152,360
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. K	5.25	7/1/2029	2,455,000	2,591,572
Massachusetts Educational Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2029	1,450,000	1,771,132
Massachusetts Transportation Trust Fund Metropolitan Highway System, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2034	4,000,000	5,087,280
				10,602,344
Michigan - 4.0%
Great Lakes Water Authority Water Supply System, Revenue Bonds, Ser. B	5.00	7/1/2046	10,000,000	11,804,500
Karegnondi Water Authority, Revenue Bonds, Refunding	5.00	11/1/2045	4,690,000	5,565,060
Michigan Finance Authority, Revenue Bonds, Refunding	5.00	11/15/2034	2,965,000	3,379,329
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2030	6,000,000	6,897,420

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Michigan - 4.0% (continued)
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2032	3,500,000	4,012,085
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Obligated Group) Ser. A	5.00	12/1/2042	1,000,000	1,206,900
Michigan Housing Development Authority, Revenue Bonds, Ser. A	3.50	12/1/2050	1,500,000	1,673,655
Michigan Strategic Fund, Revenue Bonds (AMT-I-75 Improvement Project)	5.00	6/30/2048	7,000,000	7,791,070
Wayne County Airport Authority, Revenue Bonds, Ser. D	5.00	12/1/2045	5,000,000	5,755,400
				48,085,419
Missouri - 1.1%
Missouri Joint Municipal Electric Utility Commission, Revenue Bonds, Refunding (Iatan 2 Project) Ser. A	5.00	1/1/2033	2,200,000	2,477,860
St. Louis County Industrial Development Authority, Revenue Bonds, Refunding (Friendship Village St. Louis Obligated Group)	5.00	9/1/2048	2,250,000	2,369,295
The Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (CoxHealth Obligated Group) Ser. A	5.00	11/15/2029	3,770,000	4,474,575
The Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (CoxHealth Obligated Group) Ser. A	5.00	11/15/2030	3,725,000	4,403,360
				13,725,090
Nebraska - .3%
Public Power Generation Agency, Revenue Bonds, Refunding	5.00	1/1/2041	3,050,000	3,655,547
Nevada - 2.2%
Clark County, GO	5.00	11/1/2038	5,945,000	6,713,688
Clark County Department of Aviation, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2040	14,000,000	16,147,740
Reno, Revenue Bonds, Refunding (Reno Transportation Rail Access Project)	5.00	6/1/2048	1,000,000	1,092,550

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Nevada - 2.2% (continued)
Reno, Revenue Bonds, Refunding (Reno Transportation Rail Access Project) Ser. C	0.00	7/1/2058	22,500,000	[c,e] 3,070,350
				27,024,328
New Jersey - 4.1%
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2028	2,250,000	2,308,478
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. NN	5.00	3/1/2028	3,250,000	3,500,998
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. WW	5.25	6/15/2029	3,130,000	3,564,256
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. WW	5.25	6/15/2031	7,550,000	8,536,634
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	5,000,000	5,750,900
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Virtua Health Obligated Group)	5.00	7/1/2028	3,000,000	3,428,430
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2032	1,250,000	1,482,350
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. BB	5.00	6/15/2044	1,000,000	1,158,110
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	10,490,000	12,245,816
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2037	5,000,000	6,116,500
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	1,860,000	2,203,765
				50,296,237
New York - 5.1%
Long Island Power Authority, Revenue Bonds	5.00	9/1/2034	1,000,000	1,241,520
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2031	4,170,000	4,645,505
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2030	1,000,000	1,094,130
New York City, GO, Refunding, Ser. A1	4.00	8/1/2034	2,525,000	3,019,925

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
New York - 5.1% (continued)
New York City, GO, Ser. D1	4.00	3/1/2041	4,000,000	4,656,920
New York City, GO, Ser. D1	4.00	3/1/2050	3,710,000	4,253,663
New York City Industrial Development Agency, Revenue Bonds, Refunding (TrIPs Obligated Group) Ser. A	5.00	7/1/2021	6,150,000	6,317,034
New York City Water & Sewer System, Revenue Bonds, Ser. DD1	4.00	6/15/2050	3,500,000	4,092,725
New York Liberty Development Corp., Revenue Bonds, Refunding (4 World Trade Center Project)	5.00	11/15/2031	5,000,000	5,240,300
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	7,500,000	[c] 7,959,825
New York Liberty Development Corp., Revenue Bonds, Refunding (Goldman Sachs Headquarters)	5.25	10/1/2035	1,000,000	1,395,610
New York State Dormitory Authority, Revenue Bonds (New York University) (Insured; National Public Finance Guarantee Corp.) Ser. A	5.75	7/1/2027	4,500,000	5,415,255
New York State Thruway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	1/1/2050	3,655,000	4,205,809
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.25	1/1/2050	6,500,000	7,029,165
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.00	11/15/2049	1,000,000	1,265,810
				61,833,196
North Carolina - .5%
North Carolina Medical Care Commission, Revenue Bonds, Ser. A	5.00	1/1/2049	3,000,000	3,210,600
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2039	2,000,000	2,366,580
				5,577,180
Ohio - 1.6%
Allen County Hospital Facilities, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2042	4,465,000	4,739,910

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Ohio - 1.6% (continued)
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. A2	4.00	6/1/2048	7,500,000		8,296,575
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.25	2/15/2047	2,500,000		2,874,550
Ohio Turnpike & Infrastructure Commission, Revenue Bonds (Infrastructure Projects) Ser. A1	5.25	2/15/2039	3,000,000		3,268,620
				19,179,655
Oregon - .2%
Medford Hospital Facilities Authority, Revenue Bonds, Refunding (Asante Project) Ser. A	5.00	8/15/2045	1,500,000		1,888,995
Pennsylvania - 6.5%
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. A	4.00	7/15/2035	2,000,000		2,314,840
Berks County Industrial Development Authority, Revenue Bonds, Refunding (The Highlands at Wyomissing Obligated Group)	5.00	5/15/2048	1,000,000		1,055,820
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2035	3,500,000		4,331,425
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2031	1,250,000		1,577,687
Delaware Valley Regional Finance Authority, Revenue Bonds, Ser. C, 1 Month MUNIPSA +.53%	0.62	9/1/2023	11,000,000	[a]	10,897,590
Lancaster County Hospital Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group)	5.00	8/15/2042	5,240,000		6,192,946
Luzerne County Industrial Development Authority, Revenue Bonds, Refunding (Pennsylvania-American Water Co.)	2.45	12/3/2029	2,500,000		2,725,650
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2028	4,500,000		5,408,325
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.00	12/1/2034	2,160,000		2,536,099
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.25	12/1/2048	16,855,000		20,647,881
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2044	7,500,000		9,184,875

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Pennsylvania - 6.5% (continued)
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. B	5.00	9/1/2043	5,280,000	6,358,651
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. F	5.00	9/1/2027	5,000,000	6,156,700
				79,388,489
South Carolina - 2.8%
South Carolina Ports Authority, Revenue Bonds	5.00	7/1/2038	1,600,000	1,943,424
South Carolina Ports Authority, Revenue Bonds	5.00	7/1/2037	2,965,000	3,611,340
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper Project) Ser. B	5.13	12/1/2043	16,000,000	17,666,080
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper Project) Ser. C	5.00	12/1/2036	10,000,000	10,441,500
				33,662,344
South Dakota - .7%
South Dakota Health & Educational Facilities Authority, Revenue Bonds (Avera Health Obligated Group)	5.00	7/1/2044	5,000,000	5,531,750
South Dakota Health & Educational Facilities Authority, Revenue Bonds, Refunding (Sanford Obligated Group)	5.00	11/1/2035	3,000,000	3,465,450
				8,997,200
Tennessee - 1.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds, Refunding (Lipscomb University Project)	5.00	10/1/2037	1,000,000	1,080,920
Tennessee Housing Development Agency, Revenue Bonds, Refunding, Ser. 3A	3.50	7/1/2050	1,000,000	1,116,910
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2044	8,000,000	9,830,960
				12,028,790
Texas - 7.4%
Austin Water & Wastewater System, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2043	10,500,000	11,633,580

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Texas - 7.4% (continued)
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. C	5.00	8/15/2031	5,000,000	5,712,250
Corpus Christi Utility System, Revenue Bonds	5.00	7/15/2040	5,000,000	5,939,550
Corpus Christi Utility System, Revenue Bonds, Refunding, Ser. A	4.00	7/15/2036	1,500,000	1,841,775
Garland Electric Utility System, Revenue Bonds, Refunding	5.00	3/1/2044	3,000,000	3,749,190
Love Field Airport Modernization Corp., Revenue Bonds (Southwest Airlines Co. Project)	5.00	11/1/2028	4,450,000	4,622,749
Lower Colorado River Authority, Revenue Bonds, Refunding	5.00	5/15/2039	6,750,000	7,438,635
Lower Colorado River Authority, Revenue Bonds, Refunding (LCRA Transmission Services Corp.) Ser. A	4.00	5/15/2049	1,500,000	1,689,780
Lubbock Electric Light & Power System, Revenue Bonds	5.00	4/15/2048	5,000,000	6,080,250
North Texas Tollway Authority, Revenue Bonds, Refunding	5.00	1/1/2048	1,750,000	2,088,748
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2039	14,250,000	16,730,497
San Antonio Electric & Gas Systems, Revenue Bonds	5.00	2/1/2043	9,275,000	10,198,419
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Baylor Scott & White Health Obligated Group) Ser. A	5.00	11/15/2045	2,500,000	2,879,850
Texas A&M University, Revenue Bonds, Refunding, Ser. E	5.00	5/15/2047	2,485,000	3,032,918
Texas Municipal Power Agency, Revenue Bonds, Refunding	5.00	9/1/2042	1,750,000	1,755,635
West Harris County Regional Water Authority, Revenue Bonds, Refunding	4.00	12/15/2049	3,850,000	4,537,533
				89,931,359
U.S. Related - .4%
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Corp.) Ser. L	5.25	7/1/2041	4,900,000	5,283,376
Utah - .6%
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2037	4,500,000	5,348,115

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Utah - .6% (continued)
Utah Charter School Finance Authority, Revenue Bonds	5.00	10/15/2048	1,200,000	1,403,664
				6,751,779
Virginia - .6%
Danville Industrial Development Authority, Revenue Bonds, Refunding (Danville Regional Medical Center) (Insured; American Municipal Bond Assurance Corp.)	5.25	10/1/2028	1,300,000	1,452,893
Virginia College Building Authority, Revenue Bonds	4.00	2/1/2036	2,000,000	2,443,180
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes)	5.00	7/1/2034	3,400,000	3,537,666
				7,433,739
Washington - 3.4%
Grant County Public Utility District No. 2, Revenue Bonds, Refunding, Ser. 2017-O	5.00	1/1/2047	3,400,000	4,151,162
Port of Seattle, Revenue Bonds	5.00	4/1/2044	5,000,000	5,952,300
Washington, GO, Ser. A1	5.00	8/1/2035	4,500,000	5,429,070
Washington Convention Center Public Facilities District, Revenue Bonds	5.00	7/1/2048	5,440,000	5,979,430
Washington Convention Center Public Facilities District, Revenue Bonds	5.00	7/1/2043	6,560,000	7,207,341
Washington Health Care Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2042	12,375,000	13,108,961
				41,828,264
Wisconsin - 3.0%
Public Finance Authority, Revenue Bonds (KU Campus Development Corporation Project)	5.00	3/1/2046	5,000,000	5,710,200
Public Finance Authority, Revenue Bonds, Refunding (Renown Regional Medical Center) Ser. A	5.00	6/1/2040	6,000,000	6,960,480
Public Finance Authority, Revenue Bonds, Refunding (WakeMed Hospital Obligated Group) Ser. A	5.00	10/1/2044	3,890,000	4,709,623

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.6% (continued)
Wisconsin - 3.0% (continued)
Tender Option Bond Trust Receipts (Series 2017-XF2418), (Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Ascension Health Alliance Senior Credit Group)) Recourse, Underlying Coupon Rate (%) 5.00	7.95	11/15/2043	10,000,000	[c,f,g]	11,044,350
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (ProHealth Care Obligated Group)	5.00	8/15/2039	6,100,000		6,810,467
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Rogers Memorial Hospital Obligated Group) Ser. A	5.00	7/1/2049	1,500,000		1,714,710
					36,949,830
Total Long-Term Municipal Investments (cost $1,135,190,402)					1,211,476,061
Total Investments (cost $1,138,978,473)			99.9%		1,215,079,489
Cash and Receivables (Net)			0.1%		1,155,114
Net Assets			100.0%		1,216,234,603

a Variable rate security—rate shown is the interest rate in effect at period end.

b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, these securities were valued at $25,650,687 or 2.11% of net assets.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

e Security issued with a zero coupon. Income is recognized through the accretion of discount.

f The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

g Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

Portfolio Summary (Unaudited) †	Value (%)
Medical	14.7
General	14.1
Airport	13.7
Transportation	9.9
Water	7.8
Education	6.6
General Obligation	6.6
Power	6.2
Tobacco Settlement	4.9
Nursing Homes	3.2
Development	3.2
Utilities	2.5
School District	2.3
Facilities	1.4
Prerefunded	.8
Special Tax	.6
Single Family Housing	.5
Student Loan	.4
Multifamily Housing	.3
Bond Bank	.2
99.9

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	CIFG	CDC Ixis Financial Guaranty
COP	Certificate of Participation	CP	Commercial Paper
DRIVERS	Derivative Inverse Tax-Exempt Receipts	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PILOT	Payment in Lieu of Taxes	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RIB	Residual Interest Bonds
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFR	Secured Overnight Financing Rate	TAN	Tax Anticipation Notes
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	1,138,978,473	1,215,079,489
Cash		3,915,704
Interest receivable		12,823,741
Receivable for shares of Common Stock subscribed		237,843
Prepaid expenses		23,978
		1,232,080,755
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		675,717
Payable for investment securities purchased		9,319,859
Payable for floating rate notes issued—Note 4		5,000,000
Payable for shares of Common Stock redeemed		722,102
Directors’ fees and expenses payable		20,667
Interest and expense payable related to floating rate notes issued—Note 4		14,066
Other accrued expenses		93,741
		15,846,152
Net Assets ($)		1,216,234,603
Composition of Net Assets ($):
Paid-in capital		1,133,692,301
Total distributable earnings (loss)		82,542,302
Net Assets ($)		1,216,234,603

Shares Outstanding
(600 million shares of $.001 par value Common Stock authorized)	101,331,285
Net Asset Value Per Share ($)	12.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 2020

Investment Income ($):
Interest Income	40,916,443
Expenses:
Management fee—Note 3(a)	7,394,773
Shareholder servicing costs—Note 3(b)	982,456
Directors’ fees and expenses—Note 3(c)	130,992
Professional fees	90,767
Interest and expense related to floating rate notes issued—Note 4	83,129
Registration fees	36,169
Loan commitment fees—Note 2	23,491
Custodian fees—Note 3(b)	23,439
Prospectus and shareholders’ reports	14,560
Chief Compliance Officer fees—Note 3(b)	13,975
Miscellaneous	56,982
Total Expenses	8,850,733
Less—reduction in fees due to earnings credits—Note 3(b)	(23,439)
Net Expenses	8,827,294
Investment Income—Net	32,089,149
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,566,001
Net change in unrealized appreciation (depreciation) on investments	(15,787,499)
Net Realized and Unrealized Gain (Loss) on Investments	(8,221,498)
Net Increase in Net Assets Resulting from Operations	23,867,651

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2020	2019
Operations ($):
Investment income—net	32,089,149	34,903,970
Net realized gain (loss) on investments	7,566,001	8,308,389
Net change in unrealized appreciation (depreciation) on investments	(15,787,499)	57,102,811
Net Increase (Decrease) in Net Assets Resulting from Operations	23,867,651	100,315,170
Distributions ($):
Distributions to shareholders	(41,523,205)	(37,255,130)
Capital Stock Transactions ($):
Net proceeds from shares sold	34,560,644	34,264,104
Distributions reinvested	32,952,132	28,945,172
Cost of shares redeemed	(112,754,849)	(130,424,413)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(45,242,073)	(67,215,137)
Total Increase (Decrease) in Net Assets	(62,897,627)	(4,155,097)
Net Assets ($):
Beginning of Period	1,279,132,230	1,283,287,327
End of Period	1,216,234,603	1,279,132,230
Capital Share Transactions (Shares):
Shares sold	2,901,828	2,932,396
Shares issued for distributions reinvested	2,764,886	2,483,328
Shares redeemed	(9,522,880)	(11,212,030)
Net Increase (Decrease) in Shares Outstanding	(3,856,166)	(5,796,306)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended August 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.16	11.56	11.85	12.18	11.71
Investment Operations:
Investment income—net[a]	.31	.32	.34	.36	.38
Net realized and unrealized gain (loss) on investments	(.07)	.63	(.29)	(.33)	.47
Total from Investment Operations	.24	.95	.05	.03	.85
Distributions:
Dividends from investment income—net	(.31)	(.33)	(.34)	(.36)	(.38)
Dividends from net realized gain on investments	(.09)	(.02)	(.00)[b]	-	-
Total Distributions	(.40)	(.35)	(.34)	(.36)	(.38)
Net asset value, end of period	12.00	12.16	11.56	11.85	12.18
Total Return (%)	2.05	8.35	.52	.29	7.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.73	.72	.73	.73
Ratio of net expenses to average net assets	.72	.73	.72	.73	.73
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	.01	.01	.00[c]	.00[c]
Ratio of net investment income to average net assets	2.60	2.78	2.90	3.07	3.16
Portfolio Turnover Rate	19.23	14.49	31.21	13.89	16.38
Net Assets, end of period ($ x 1,000)	1,216,235	1,279,132	1,283,287	1,364,939	1,473,395

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Municipal Bond Fund (the “fund”) is the sole series of BNY Mellon Municipal Bond Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Collateralized Municipal-Backed Securities	-	3,603,428	-	3,603,428
Municipal Securities	-	1,211,476,061	-	1,211,476,061
Liabilities ($)
Floating Rate Notes††	-	(5,000,000)	-	(5,000,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country,

NOTES TO FINANCIAL STATEMENTS (continued)

region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The use of the London Interbank Offered Rate (“LIBOR”) is expected to be phased out by the end of 2021. LIBOR is currently used as a reference rate for certain financial instruments invested in by the fund, many of which are set to mature after the expected phase out of LIBOR. At this time, there is no definitive information regarding the future utilization of LIBOR or of any particular replacement rate; however, we continue to monitor the efforts of various parties, including government agencies, seeking to identify an alternative rate to replace LIBOR.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $2,063,637, undistributed ordinary income $151,761, undistributed capital gains $4,438,367 and unrealized appreciation $75,888,537.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2020 and August 31, 2019 were as follows: tax-exempt income $32,066,488 and $35,171,584, ordinary income $302,365 and $0 and long-term capital gains $9,154,352 and $2,083,546, respectively.

During the period ended August 31, 2020, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund increased total distributable earnings (loss) by $1,948,970 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2020, the fund did not borrow under the Facilities.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any fiscal year the aggregate expenses of the fund (excluding taxes, interest expense, brokerage commissions and extraordinary expenses) exceed 1½% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Adviser or the Adviser will bear, such excess expense. During the period ended August 31, 2020, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2020, the fund was charged $554,817 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2020, the fund was charged $243,265 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended August 31, 2020, the fund was charged $23,439 pursuant to the custody agreement. These fees were offset by earnings credits of $23,439.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended August 31, 2020, the fund was charged $13,819 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended August 31, 2020, the fund was charged $13,975 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $621,854, custodian fees of $6,000, Chief Compliance Officer fees of $2,273 and transfer agency fees of $45,590.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended August 31, 2020, amounted to $236,304,605 and $285,558,670, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s

NOTES TO FINANCIAL STATEMENTS (continued)

investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2020, was approximately $5,000,000, with a related weighted average annualized interest rate of 1.66%.

At August 31, 2020, the cost of investments for federal income tax purposes was $1,134,190,952; accordingly, accumulated net unrealized appreciation on investments was $75,888,537, consisting of $78,342,531 gross unrealized appreciation and $2,453,994 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Municipal Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Municipal Bond Fund (the “Fund”) (the sole fund constituting BNY Mellon Municipal Bond Funds, Inc.), including the statement of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting BNY Mellon Municipal Bond Funds, Inc.) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
October 27, 2020

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2020 as “exempt-interest dividends” (not generally subject to regular federal income tax). The fund also hereby reports $.0029 per share as a short-term capital gain distribution and $.0878 per share as a long-term capital gain distribution paid on December 27, 2019. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2020 calendar year on Form 1099-DIV, which will be mailed in early 2021.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 111

———————

Joni Evans (78)
Board Member (1985)
Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-Present)

• Principal, Joni Evans Ltd. (publishing) (2006-Present)

No. of Portfolios for which Board Member Serves: 19

———————

Joan Gulley (72)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 44

———————

Alan H. Howard (60)
Board Member (2018)
Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – Present)

• President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board Member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019); Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – 2019)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2013 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (2020-Present)

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 19

———————

Robin A. Melvin (56)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 89

———————

Burton N. Wallack (69)
Board Member (1991)
Principal Occupation During Past 5 Years:

President and Co-owner of Wallack Management Company, a real estate management company (1987-Present)

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 19

———————

Benaree Pratt Wiley (74)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-Present)

No. of Portfolios for which Board Member Serves: 73

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (79)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 50

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

William Hodding Carter III, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 111 portfolios) managed by the Adviser. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 119 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 134 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 135 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Municipal Bond Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbol:	DRTAX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0054AR0820

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC”). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,970 in 2019 and $35,495 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,706 in 2019 and $10,494 in 2020. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,447 in 2019 and $2,590 in 2020. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,785 in 2019 and $0 in 2020. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $811,865 in 2019 and $671,818 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Municipal Bond Funds, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    October 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    October 26, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    October 26, 2020

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)